Advisory Research MLP & Energy Income Fund

Advisory Research MLP & Energy Infrastructure Fund

Each a series of Investment Managers Series Trust

Supplement dated July 18, 2019 to the currently effective

Summary Prospectus, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Advisory Research MLP & Energy Income Fund and the Advisory Research MLP & Energy Infrastructure Fund (each an “Acquired Fund”), each a series of the Trust, into the Tortoise MLP & Energy Income Fund and the Tortoise MLP & Energy Infrastructure Fund (each an “Acquiring Fund”), respectively, each a newly created series of Managed Portfolio Series. The reorganization of each Acquired Fund is subject to approval by its shareholders. Each Acquiring Fund has the same investment objectives, principal investment strategies, and investment policies as the corresponding Acquired Fund.

The Acquired Funds’ current investment advisor, Advisory Research, Inc. (“ARI”), recommended the Board approve the reorganizations in connection with ARI’s recent agreement to sell its midstream energy asset management business to Tortoise Capital Advisors, L.L.C. As part of the transaction with Tortoise, the ARI midstream energy infrastructure team, which includes the portfolio managers of the Acquired Funds, will become employees of Tortoise. After completion of the transaction, ARI will be replaced by Tortoise as investment advisor to the Acquired Funds. The members of the portfolio management team that has managed each Acquired Fund since its inception will continue to be members of the portfolio management team as employees of Tortoise. After the reorganizations, Tortoise and the current portfolio management team will be responsible for the day-to-day management of the Acquiring Funds.

The Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by either Acquired Fund or its shareholders for federal tax purposes. Tortoise and ARI will bear the costs related to the reorganizations.

The Trust will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan with respect to their Acquired Fund. If the reorganization of an Acquired Fund is approved by shareholders, the reorganization of that Acquired Fund is expected to take effect in the fourth quarter of 2019. In addition, shareholders will also be asked to consider and vote on a new investment advisory agreement between Tortoise and the Trust, on behalf of the Acquired Funds.

Shareholders of each Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed reorganizations and the new investment advisory agreement. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations and the new investment advisory agreement.

Please file this Supplement with your records.